Exhibit 10(m)11

ALLETE 2008 Form 10-K

ANNEX B
TO
ALLETE
EXECUTIVE LONG TERM INCENTIVE COMPENSATION PLAN
PERFORMANCE SHARE GRANT
Effective 2009
[Eligible Executive Employees]

Financial Measure:
Total Shareholder Return (TSR) computed over the three-year period.

Performance Share Award:
If ALLETE’s TSR ranking is 4th or higher among a peer group of 27 companies (superior performance), 200% of the Performance Share Grant will be earned.  If ALLETE’s TSR performance ranks 14th among the peer group (target performance), 100% of the Grant will be earned.  If ALLETE’s TSR performance ranks 19th (threshold performance), 50% of the Grant will be earned.  If TSR performance is below threshold, no Performance Shares will be earned.  Straight-line interpolation will be used to determine earned awards based on the TSR ranking between threshold, target and superior.

TSR Rank	Perf. Level	Payout %
1		200%
2		200%
3		200%
4	Superior	200%
5		190%
6		180%
7		170%
8		160%
9		150%
10		140%
11		130%
12		120%
13		110%
14	Target	100%
15		90%
16		80%
17		70%
18		60%
19	Threshold	50%
20		0%
21		0%
22		0%
23		0%
24		0%
25		0%
26		0%
27		0%
28		0%